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                                                                   Exhibit 99.2



                    Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
                            (18 U.S.C. Section 1350)



     In connection with the accompanying Quarterly Report of Tri-Union Development Corporation (the "Company") on Form 10-Q for the period ended March 31, 2003 (the "Report"), I, Suzanne R. Ambrose, Vice President and Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:          May 15, 2003                 /s/  Suzanne R. Ambrose
         ---------------------------      ---------------------------------
                                          Suzanne R. Ambrose,
                                          Vice President and
                                          Chief Financial Officer